UMB SCOUT FUNDS

BALANCED FUND

QUARTERLY REPORT

SEPTEMBER 30, 1998

A no-load mutual fund investing in both equities and fixed income obligations with emphasis on both long-term growth of capital and high current income.

TO THE SHAREHOLDERS

The UMB Scout Balanced Fund closed the quarter ended September 30, 1998, at $10.64 per share and had a total return (price change and reinvested distributions) of -2.47%. This result was better than the average for comparable funds, as shown in the Lipper Balanced Fund Index return of - 5.79% for the same period. The Fund seeks long-term capital growth and high current income by investing in both equities and fixed-income obligations.

As of September 30, the Fund held 28% stocks, 44% bonds and 28% cash equivalents. The stock position is down from 37% at the end of last quarter because of declines in stock values and net sales of stock during the quarter.

Stock market volatility tested the stamina of many investors during the period. After a peak in early July, the market declined in August to close the month with a loss of more than 500 points in the Dow Jones Industrial Average. Although there was some recovery in September, stocks overall posted negative returns for the quarter.

While stocks tumbled, bonds rallied as investors fled the stock market for the safety of U.S. Treasury bonds and notes. Global economic turmoil and uncertainty prompted the Federal Reserve on September 29 to lower the key Fed Funds interest rate to 5.25% from 5.50%.

Your Fund took advantage of market volatility to eliminate positions in Kinross Gold Corp., Hitachi LTD, Mylan Laboratories, Niagara Mohawk Power Corp. and Unicom Corp. We added new positions in Barrick Gold Corp., Chevron Corp. and Helmerich & Payne, Inc.

Our fixed-income position continues to be invested in short and intermediate maturity U.S. government and agency obligations. Cash reserves are invested in high-quality commercial paper and U.S.
government agency discount notes.

We want to remind all shareholders that the Fund name is changing to UMB Scout Balanced Fund, Inc., effective October 31, 1998.

I assumed portfolio manager responsibility for the UMB Scout Balanced Fund during the quarter, and appreciate your continued interest in the Fund. We welcome your questions and comments.

Sincerely,

/s/David R. Bagby
David R. Bagby
UMB Investment Advisors

FUND DIVERSIFICATION - PIE CHART

COMPARATIVE RATES OF RETURN
as of September 30, 1998

                                Calendar YTD    1 3/4 Years     2 3/4 Years
UMB Scout Balanced Fund         2.03%           6.88%           6.59%
Lipper Balanced
  Fund Index*                   3.16%           13.00%          13.00%

UMB Scout Balanced Fund's average annual compound returns for 1 year and the life of the fund for periods ended September 30, 1998, are 1.38% and 6.62%, respectively. Inception - December 6, 1995. Performance data contained in this report are for past periods only. Past performance is not predictive of future results. Investment return and share value will fluctuate, and redemption value may be more or less than the original cost.

*Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

TOP TEN EQUITY HOLDINGS

                                        Market          Percent
                                        Value (000's)   of Total

Basset Furniture Industries, Inc.  $    146             2.01%
Dominion Resources, Inc. V.A.           134             1.84%
Florida Progress Corp.                  130             1.79%
Novell, Inc.                            110             1.52%
Cyprus Amax Minerals Co.                106             1.46%
B. I., Inc.                             102             1.40%
O'Sullivan Industries, Inc.             97              1.33%
Rubbermaid, Inc.                        96              1.32%
Barrick Gold Corp.                      80              1.10%
Bob Evans Farms, Inc.                   80              1.10%
Top 10 Equity Holdings Total:      $ 1,081             14.87%

As of September 30, 1998, statement of assets.


Shares of the UMB Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC"). These shares involve investment risks, including the possible loss of the principal invested.



FINANCIAL STATEMENTS
SEPTEMBER 30, 1998 (unaudited)

Statement of Net Assets

                                                                                                 Market
        Shares  Company                                                                          Value
COMMON STOCKS - 28.21%
BASIC MATERIALS - 5.46%
           4000  Barrick Gold Corp.                                                        $     80,000
          4,500  Brush Wellman, Inc.                                                             62,437
          8,000  Cyprus Amax Minerals Co.                                                       106,000
             92  Deltic Timber Corp.                                                              1,656
          6,000  Homestake Mining Co.                                                            72,750
          5,000  Huntco, Inc. Cl. A                                                              35,000
          1,000  Mallinckrodt, Inc.                                                              20,313
          1,500  Worthington Industries, Inc.                                                    18,750
                                                                                                396,906
CAPITAL GOODS - 0.72%
          7,000  Calgon Carbon Corp.                                                             52,063

CONSUMER CYCLICAL - 5.22%
         12,000  B. I., Inc.                                                                    102,000
          5,000  Bassett Furniture Industries, Inc.                                             146,250
          4,000  Fila Holdings SPA, Sponsored ADR                                                34,000
         10,000  O'Sullivan Industries, Inc.                                                     96,875
                                                                                                379,125
CONSUMER STAPLES - 5.20%
          3,307  Archer-Daniels-Midland Co.                                                      55,392
          4,000  Bob Evans Farms, Inc.                                                           79,750
          4,000  Lance, Inc.                                                                     79,000
          4,000  Rubbermaid, Inc.                                                                95,750
          5,000  VICORP Restaurants, Inc.                                                        67,813
                                                                                                377,705
ENERGY - 4.54%
            500  Chevron Corp.                                                                   42,031
          1,200  Halliburton Co.                                                                 34,275
          2,000  Helmerich & Payne, Inc.                                                         42,000
          1,000  Kerr McGee Corp.                                                                45,500
          1,000  Murphy Oil Corp.                                                                38,750
          1,000  Phillips Petroleum Co.                                                          45,125
            500  Schlumberger LTD                                                                25,156
          1,600  USX-Marathon Group                                                              56,700
                                                                                                329,537
TECHNOLOGY - 2.59%
         12,000  Exabyte Corp.                                                                   78,000
          9,000  Novell, Inc.                                                                   110,250
                                                                                                188,250
UTILITIES - 4.48%
          3,000  Dominion Resources, Inc. V.A.                                                  133,875
          2,000  Entergy Corp.                                                                   61,500
          3,000  Florida Progress Corp.                                                         129,937
                                                                                                325,312
TOTAL COMMON STOCKS - 28.21%                                                                  2,048,898

        FACE                                                                                     Market
        AMOUNT   Description                                                                     Value
SHORT-TERM CORPORATE NOTES - 6.86%
$       100,000  Chevron USA, Inc., 5.53%, due October 2, 1998                             $     99,969
        100,000  duPont (E.I.) deNemours & Co., 5.48%, due October 21, 1998                      99,680
        100,000  General RE Corp., 5.49%, due October 6, 1998                                    99,909
        100,000  Sara Lee Corp., 5.20%, due October 28, 1998                                     99,596
        100,000  Times Mirror Co., 5.47%, due November 3, 1998                                   99,483
TOTAL SHORT-TERM CORPORATE NOTES - 6.86%                                                        498,637

GOVERNMENT SPONSORED ENTERPRISES - 33.33%
        100,000  Federal Farm Credit Banks, 5.20%, due January 25, 1999                         100,062
        100,000  Federal Home Loan Banks, 5.37%, due November 23, 1998                           99,194
        150,000  Federal Home Loan Banks, 5.035%, due January 19, 1999                          150,024
        100,000  Federal Home Loan Banks, 5.86%, due April 2, 1999                              100,516
        100,000  Federal Home Loan Banks, 5.50%, due January 10, 2001                           101,578
        100,000  Federal Home Loan Mortgage Corporation, 5.96%, due October 20, 2000            102,312
        150,000  Federal Home Loan Mortgage Corporation, 6.745%, due August 1, 2001             157,781
        100,000  Federal National Mortgage Association, 5.55%, due March 12, 1999               100,312
         36,954  Federal National Mortgage Association, 7.00%, due October 1, 1999               37,230
        250,000  Federal National Mortgage Association, 5.83%, due December 10, 1999            253,085
        250,000  Federal National Mortgage Association, 6.09%, due July 11, 2000                 255,665
        150,000  Federal National Mortgage Association, 6.29%, due October 4, 2000              154,383
         56,528  Federal National Mortgage Association, 6.00%, due April 1, 2001                 56,706
        150,000  Federal National Mortgage Association, 7.05%, due November 12, 2002            163,055
         37,341  Federal National Mortgage Association, 7.00%, due February 1, 2003              38,177
        250,000  Federal National Mortgage Association, 6.00%, due September 29, 2008           252,930
        140,319  Government National Mortgage Association, 7.00%, due September 15, 2010        144,736
        150,000  Tennessee Valley Authority, 6.00%, due November 1, 2000                        153,679
TOTAL GOVERNMENT SPONSORED ENTERPRISES - 33.33%                                               2,421,425

U.S. GOVERNMENT SECURITIES - 10.61%
$       250,000  U.S. Treasury Notes, 5.875%, due November 15, 1999                        $    253,515
        250,000  U.S. Treasury Notes, 5.75%, due October 31, 2000                               256,717
        250,000  U.S. Treasury Notes, 5.875%, due November 30, 2001                             260,860
TOTAL U.S. GOVERNMENT SECURITIES - 10.61%                                                       771,092

REPURCHASE AGREEMENT - 19.62%
      1,425,000  Northern Trust Co., 5.35%, due October 1, 1998
                  (Collateralized by U.S. Treasury Notes, 5.875%, due March 31, 1999)      $  1,425,000
TOTAL INVESTMENTS - 98.63%                                                                 $  7,165,052

Other assets less liabilities - 1.37%                                                            99,460

TOTAL NET ASSETS - 100.00%
	(equivalent to $10.64 per share; 10,000,000 shares of $1.00 par value
        capital shares authorized; 682,668 shares outstanding)                             $  7,264,512

BASIS OF DETERMINING MARKET VALUE. Each investment is valued at the latest sales price on September 30, 1998, as reported by the principal exchange on which the issue is listed. If no sale is reported, or if unlisted, the average of the latest bid and asked price is used.


This report has been prepared for the information of the Shareholders of UMB Scout Balanced Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other UMB Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


UMB SCOUT FUNDS
100% No-Load Mutual Funds
Stock Fund
Regional Fund
WorldWide Fund
Capital Preservation Fund
Balanced Fund
Bond Fund
Kansas Tax-Exempt Bond Fund*
Money Market Fund
Tax-Free Money Market Fund
*Available in Kansas and Missouri only.

MANAGER AND INVESTMENT COUNSEL
UMB Bank, n.a., Kansas City, Missouri

AUDITORS
Baird, Kurtz & Dobson, Kansas City, Missouri

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

CUSTODIAN
UMB Bank, n.a., Kansas City, Missouri

UNDERWRITER, DISTRIBUTOR
AND TRANSFER AGENT
Jones & Babson, Inc.
Kansas City, Missouri

UMB Scout Funds

P.O. Box 410498
Kansas City, MO 64141-0498

TOLL FREE 800-996-2862

www.umb.com

"UMB" and "Scout" are registered service marks of UMB Financial
Corporation.
UMB Financial Corporation also claims service mark rights to the Scout design.